Summary Prospectus Supplement

March 6, 2023

Morgan Stanley Institutional Fund Trust

Supplement dated March 6, 2023, to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated January 27, 2023

Short Duration Income Portfolio (the "Fund")

Effective April 28, 2023, the Fund will expand the share classes eligible for inclusion in the Fund's right of accumulation policy. For purchases of Class A shares, the right of accumulation policy currently provides that investors may qualify for a sales charge discount if the cumulative net asset value per share ("NAV") of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the Prospectus) as of the date of the transaction as well as Class A shares of Morgan Stanley Institutional Fund Trust Ultra-Short Income Portfolio and Ultra-Short Municipal Income Portfolio already held in Related Accounts as of the date of the transaction, amounts to $100,000 or more.

Accordingly, effective April 28, 2023, your sales charge may be reduced if you invest $100,000 or more in a single transaction, calculated as follows: the NAV of Class A shares of the Fund being purchased plus the total of the NAV of any shares of the Fund and shares of Morgan Stanley Institutional Fund Trust Ultra-Short Income or Ultra-Short Municipal Income Portfolios held in Related Accounts as of the transaction date.

Corresponding modifications are made to the Summary Prospectus as of April 28, 2023. The cumulative dollar amount required to receive a sales charge discount for purchases of Class A shares of the Fund remains unchanged.

More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the Prospectus and Appendix A thereto. The sales charge waivers (and discounts) available through certain other financial intermediaries may differ from those available for purchases made directly from the Fund (or the Fund's distributor).

Please retain this supplement for future reference.

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